FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
SENIOR UNSECURED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT (this “Amendment”) made as of the 23rd day of January, 2014, by and among AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC., a Maryland corporation (“REIT”), THE PARTIES EXECUTING BELOW AS “SUBSIDIARY GUARANTORS” (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (hereinafter referred to collectively as the “Lenders”).

WITNESSETH:

WHEREAS, Borrower, Agent and the Lenders entered into that certain First Amended and Restated Senior Unsecured Credit Agreement dated as of July 24, 2013 (the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) By inserting the following definition in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Term Loan Commitment Period Limit. The amount set forth below with respect to the corresponding time period described below:

(i) Five Hundred Million and No/100 Dollars ($500,000,000.00) during the period beginning on the Closing Date and ending on January 24, 2014;

(ii) Four Hundred Million and No/100 Dollars ($400,000,000.00) during the period beginning on January 25, 2014 and ending on April 24, 2014; and

(iii) Two Hundred Million and No/100 Dollars ($200,000,000.00) during the period beginning on April 25, 2014 and ending upon the termination of the Term Loan Commitment Period.”

(b) By deleting in its entirety §2.2(a) of the Credit Agreement and inserting in lieu thereof the following new §2.2(a)

“(a) Subject to the terms and conditions set forth in this Agreement, each of the Term Loan Lenders severally agrees to lend to the Borrower, and the Borrower may borrow from time to time up to a maximum of five (5) times during the period beginning on the Closing Date and ending on July 24, 2014 (the “Term Loan Commitment Period”), upon notice by the Borrower to the Agent given in accordance with §2.7(b), such sums as are requested by the Borrower for the purposes set forth in §2.9 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the lesser of (i) such Lender’s Term Loan Commitment and (ii) such Lender’s Term Loan Commitment Percentage of the lesser of (x) the Term Loan Commitment Period Limit and (y) the sum of (A) the Unencumbered Pool Availability minus (B) the sum of (1) the amount of all outstanding Revolving Credit Loans, Term Loans and Swing Loans, (2) the aggregate amount of Letter of Credit Liabilities and (3) the aggregate amount of all other Unsecured Indebtedness; provided, that, in all events no Default or Event of Default shall have occurred and be continuing; and provided, further, that the outstanding principal amount of the Term Loans (after giving effect to all amounts requested), Revolving Credit Loans, Swing Loans and Letter of Credit Liabilities plus the aggregate amount of all other Unsecured Indebtedness shall not at any time cause a violation of the covenant set forth in §9.1. Except for any additional Term Loans made as a result of any increase in the Total Term Loan Commitment pursuant to §2.11, Borrower shall not have the right to draw down any Term Loans (a) during the Term Loan Commitment Period if the aggregate principal amount of all outstanding Term Loans (after giving effect to all amounts requested) exceeds the Term Loan Commitment Period Limit, and (b) after the Term Loan Commitment Period has expired. In addition, any additional Term Loans made as a result of any increase in the Total Term Loan Commitments pursuant to §2.11 shall be made on the applicable Commitment Increase Date and each Term Loan Lender which elects to increase its or acquire a Term Loan Commitment pursuant to §2.11 severally and not jointly agrees to make a Term Loan to the Borrower in an amount equal to (aa) with respect to any existing Term Loan Lender, the amount by which such Lender’s Term Loan Commitment increases on the applicable Commitment Increase Date and (bb) with respect to any new Term Loan Lender, the amount of such new Lender’s Term Loan Commitment. Each request for a Term Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions required of the Borrower set forth in §10 and §11 have been satisfied on the date of such request. The Agent may assume that the conditions in §10 and §11 have been satisfied unless it receives prior written notice from a Term Loan Lender that such conditions have not been satisfied. No Term Loan Lender shall have any obligation to make Term Loans to the Borrower in the maximum aggregate principal outstanding balance of more than the lesser of the amount equal to its Term Loan Commitment Percentage of the Term Loan Commitments and the principal face amount of its Term Loan Note.

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(c) By deleting in its entirety the first (1st) sentence of §2.11(a) of the Credit Agreement and inserting in lieu thereof the following sentence:

“Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option at any time and from time to time before the applicable Maturity Date to request one or more increases in the Total Revolving Credit Commitment such that the Total Revolving Credit Commitment does not exceed $450,000,000.00 and/or the Total Term Loan Commitment such that the Total Term Loan Commitment does not exceed an amount equal to the sum of $750,000,000.00 plus the amount of the initial Total Term Loan Commitment not borrowed during the Term Loan Commitment Period, by giving written notice to the Agent (each, an “Increase Notice”; and the amount of such requested increase is a “Commitment Increase”); provided that any such individual increase must be in a minimum amount of $25,000,000.00 and increments of $10,000,000.00 in excess thereof unless otherwise approved by the Agent in its sole discretion.”

3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4. Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5. Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.

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(b) Enforceability. This Amendment is the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Governmental Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.

(d) Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.

6. No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

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8. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent and all of the Lenders, and (b) Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment. The Borrower shall pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.

10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12. MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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[Signatures Begin On Next Page]

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	President

[SEAL]

REIT:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC., a Maryland corporation

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	President

[CORPORATE SEAL]

[Signatures Continue on Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –
Signature Page to First Amendment to First Amended and Restated Senior Unsecured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC DDMTRAR001, LLC
ARHC DDRKFIL001, LLC
ARHC BLDTNTX001, LLC
ARHC HFSFDMI01, LLC
ARHC CHWLBNJ001, LLC
ARHC DDPLIIN01, LLC
ARHC PCNWNGA01, LLC
ARHC FDMTRLA01, LLC,
ARHC CHWLBNJ002, LLC
ARHC SMSVLTX01, LLC
ARHC TCARLTX01, LLC
ARHC PHHBGPA01, LLC
ARHC CCMKAIN01, LLC
ARHC GRFTWTX01, LLC
ARHC BHPAWMI01, LLC
ARHC BCCHIIL01, LLC
ARHC RCAURIL01, LLC
ARHC BHPALFL01, LLC
ARHC BHPALFL01 TRS, LLC
ARHC BHDOUGA01, LLC
ARHC BHDOUGA01 TRS, LLC
ARHC BHSTOGA01, LLC
ARHC BHSTOGA01 TRS, LLC
ARHC BHSUGGA01, LLC
ARHC BHSUGGA01 TRS, LLC
ARHC BHNEWGA01, LLC
ARHC BHNEWGA01 TRS, LLC
ARHC CMLMSCA001, LLC
ARHC BRBRITN01, LLC
ARHC NSALBNY01, LLC
ARHC MHMISIN01, LLC
ARHC RCAURIL02, LLC
ARHC MHWYOMI01, LLC
ARHC NVPHXAZ01, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

[SEAL]

[Signatures Continue on Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –
Signature Page to First Amendment to First Amended and Restated Senior Unsecured Credit Agreement

ARHC ADCRYIL01, LLC
ARHC ATATHGA01 TRS, LLC
ARHC ATATHGA01, LLC
ARHC ATATLGA01 TRS, LLC
ARHC ATATLGA01, LLC
ARHC ATKNOTN01 TRS, LLC
ARHC ATKNOTN01, LLC
ARHC ATLARFL01 TRS, LLC
ARHC ATLARFL01, LLC
ARHC BTFMYFL01 TRS, LLC
ARHC BTFMYFL01, LLC
ARHC BTNAPFL01 TRS, LLC
ARHC BTNAPFL01, LLC
ARHC CLCRYIL01, LLC
ARHC CSVANWA01 TRS, LLC
ARHC CSVANWA01, LLC
ARHC CVSALOR01 TRS, LLC
ARHC CVSALOR01, LLC
ARHC DRLITCO01, LLC
ARHC LVHVSAZ01, LLC
ARHC MHHOUTX01, LLC
ARHC NSMARGA01, LLC
ARHC NSMARGA02, LLC
ARHC OCCOOOR01 TRS, LLC
ARHC OCCOOOR01, LLC
ARHC ORCOOOR01 TRS, LLC
ARHC ORCOOOR01, LLC
ARHC PPMOLOR01 TRS, LLC
ARHC PPMOLOR01, LLC
ARHC RHGARNC01, LLC
ARHC RHSALOR01 TRS, LLC
ARHC RHSALOR01, LLC
ARHC SCWDSNJ01, LLC
ARHC SFMIDVA01, LLC
ARHC SHWYOMI01, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

[SEAL]

[Signatures Continue on Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –
Signature Page to First Amendment to First Amended and Restated Senior Unsecured Credit Agreement

ARHC SWKLDTX01, LLC
ARHC UCFOLCA01, LLC
ARHC UCFOLCA02, LLC
ARHC WCROCIL01 TRS, LLC
ARHC WCROCIL01, LLC,
ARHC VCWICKS01, LLC
ARHC HRCYCA001, LLC
ARHC HRININ001, LLC
ARHC HRONWI001, LLC
ARHC HRWAWI001, LLC
ARHC AMATHGA01, LLC
ARHC AMAVTFL01, LLC
ARHC NFTSEFL01, LLC
ARHC CKSFDPA01, LLC
ARHC CKSFDPA02, LLC
ARHC CKSFDPA03, LLC
ARHC DRFTWIN01, LLC
ARHC LMFTWIN01, LLC
ARHC SMSTBSC01, LLC
ARHC SPGUINY01, LLC
ARHC VURMDVA01, LLC
ARHC BMBUCAZ01, LLC
ARHC GWWSLOH01, LLC
ARHC GWWSLOH01 TRS, LLC
ARHC BOARLTX01, LLC
ARHC MMMINND01, LLC
ARHC TSSANTX01, LLC
ARHC ERELKMN01, LLC
ARHC RMRIVGA01, LLC , each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

[SEAL]

[Signatures Continue on Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –
Signature Page to First Amendment to First Amended and Restated Senior Unsecured Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By:	/s/ Amy L. MacLearie
Name:	Amy L. MacLearie
Title:	AVP – Senior Closing Officer

BANK OF MONTREAL

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Vice President

REGIONS BANK
By:	/s/ David Blevins
Name:	David Blevins
Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ E. Mark Hardison
Name:	E. Mark Hardison
Title:	Vice President

COMERICA BANK
By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

[Signatures Continue On Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –
Signature Page to First Amendment to First Amended and Restated Senior Unsecured Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
Name:	Rita Lai
Title:	Authorized Signer

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Patrick Coffey
Name:	/Patrick Coffey
Title:	Managing Director

RBS CITIZENS, N.A.

By:	/s/ Don Woods
Name:	Don Woods
Title:	SVP

SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	SVP

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –
Signature Page to First Amendment to First Amended and Restated Senior Unsecured Credit Agreement

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